UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  July 13, 2012

Commission File Number:  001-32420

Bazi International, Inc.
(Exact name of small business issuer as specified in its charter)

Nevada
(State or other jurisdiction of incorporation or organization)
841575085
(IRS Employer Identification No.)

1 Technology Drive, Ste. C-515, Irvine, California 92618
(Address of principal executive offices)

949-385-2294
(Registrant's Telephone number)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant.

On July 12, 2012, Squar, Milner, Peterson, Miranda & Williamson, LLP ("Squar Milner") was appointed as the registered independent public accountant for Bazi International, Inc. (the "Registrant"), a Nevada corporation. On July 12, 2012, Eide Bailly, LLP ("EBL") was dismissed as the registered independent public accountant for the Registrant. The decisions to appoint Squar Milner and dismiss EBL were approved by the Board of Directors of the Registrant on July 12, 2012.

During the fiscal years ended December 31, 2011 and 2010 and the subsequent interim period up through the date of dismissal, there were no disagreements with EBL on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of EBL, would have caused EBL to make reference thereto in its report on the Registrant's consolidated financial statements for such years. Further, there were no reportable events as described in Item 304(a)(1)(iv) of Regulation S-K occurring within the Registrant's aforementioned fiscal years or the subsequent interim period up through the date of dismissal.

Except as described below, EBL's report on the Registrant's December 31, 2011 and 2010 consolidated financial statements did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

The audit report of EBL on the consolidated financial statements of the Registrant as of December 31, 2011, which audit report also includes the consolidated financial statements as of December 31, 2010, contained a separate paragraph stating:

"The accompanying financial statements have been prepared assuming that Bazi International, Inc. will continue as a going concern, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of operations. As discussed in Note 1 to the financial statements, certain factors raise significant doubt about the Company's ability to continue as a going concern. The financial statements do not include any adjustments to reflect the possible future effect on the recoverability and classification of assets or the amounts and classification of liabilities that might result from the outcome of these uncertainties."

During the Registrant's aforementioned fiscal years and the subsequent interim period up through the date of engagement of Squar Milner, neither the Registrant nor anyone on its behalf consulted Squar Milner regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Registrant's consolidated financial statements. Further, Squar Milner has not provided written or oral advice to the Registrant that Squar Milner concluded was an important factor considered by the Registrant in reaching a decision as to any accounting, auditing or financial reporting issue.

The Registrant provided a copy of the foregoing disclosures to EBL prior to filing this Report and requested that EBL furnish it with a letter addressed to the SEC stating whether or not it agrees with the statements in this Report. A copy of the letter from EBL is attached as exhibit 16.1.

Item 9.01 Financial Statements and Exhibits.

Exhibit No. Exhibit Description
16.1 Letter from Eide Bailly, LLP dated July 13, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bazi International, Inc.

Date:   July 13, 2012
By:	/s/ Deborah Wildrick

Name: Deborah Wildrick
Title: Chief Executive Officer

Exhibit Index

Exhibit No.	Description
EX-16.1	Letter from Eide Bailly, LLP dated July 13, 2012